UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  April 22, 2010

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02.

Results of Operations and Financial Condition

On April 26, 2010, the Company reported net earnings of $2.9 million, or $0.06 per diluted share, for the first quarter ended March 31, 2010, as compared with a net loss of $1.4 million, or $0.03 per diluted share, for the first quarter of 2009.  Net sales for the first quarter increased to $255.9 million, from $238.8 million in 2009.

A copy of the news release is furnished as Exhibit 99.1 to this report.*

Section 5 – Corporate Governance and Management

Item 5.07.

Submission of Matters to a Vote of Security Holders

On April 22, 2010, Wausau Paper Corp. held its Annual Meeting of Shareholders.  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.

The two nominees proposed by the Board of Directors were elected as Class II directors for a three-year term expiring at the 2013 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Andrew N. Baur	34,637,779	7,266,482	3,001,437
Dennis J. Kuester	34,508,693	7,395,568	3,001,437

Other continuing directors include:  (1) Class I directors, G. Watts Humphrey, Jr. and San W. Orr, Jr., whose terms expire at the 2012 Annual Meeting; and (2) Class III directors Gary W. Freels, Thomas J. Howatt, and  Michael M. Knetter, whose terms expire at the 2011 Annual Meeting.

2.

A proposal for approval of the Wausau Paper Corp. 2010 Stock Incentive Plan was approved by a vote of 38,938,490 “for” versus 2,878,715 “against.”  There were 87,056 abstentions and 3,001,437 broker non-votes with respect to this action.

3.

A proposal for ratification of the audit committee’s selection of Deloitte & Touche LLP as our independent auditor for the 2010 fiscal year was approved by a vote of 42,514,321 “for” versus 2,236,731 “against.”  There were 154,646 abstentions and no broker non-votes with respect to this action.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1*

News release dated April 26, 2010

*

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  April 26, 2010

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated April 22, 2010

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

99.1

News release dated April 26, 2010